SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2005

COMPUTER TASK GROUP, INCORPORATED
 (Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	1-9410 (Commission File Number)	16-0912632 (IRS Employer Identification No.)
800 Delaware Avenue, Buffalo, NY	14209
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (716) 882-8000

Not Applicable
(Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        [  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        [  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        [  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

            On July 20, 2005, the Registrant issued the press release relating to 2005 second quarter conference call information that is furnished as Exhibit 99.

Item 9.01.  Financial Statements and Exhibits.

(c)  Exhibits:

          99 - Press Release, dated July 20, 2005 - CTG Announces 2005 Second Quarter Conference Call Information.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMPUTER TASK GROUP, INCORPORATED
(Registrant)

Date: July 20, 2005	By:	/s/ Peter P. Radetich
Name: Peter P. Radetich
Title: Vice President & Secretary

EXHIBIT INDEX
Exhibit Number	Description
99	Press Release, dated July 20, 2005 - CTG Announces 2005 Second Quarter Conference Call Information.